(a)(59)

AMENDMENT NO. 50

TO AMENDED AND RESTATED DECLARATION OF TRUST

OF ING MUTUAL FUNDS

THIS AMENDMENT NO. 50 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of May 1, 2014, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the “Trust”).

WHEREAS, the Board of Trustees has authorized the filing of an amendment to the Certificate of Trust of the Trust changing its name to “Voya Mutual Funds” effective May 1, 2014 with the state of Delaware; and

WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to change the name of each existing series of Interests of the Trust as follows:

ING Diversified Emerging Markets Debt Fund to Voya Diversified Emerging Markets Debt Fund

ING Diversified International Fund to Voya Diversified International Fund

ING Emerging Markets Equity Dividend Fund to Voya Emerging Markets Equity Dividend Fund

ING Emerging Markets Equity Fund to Voya Multi-Manager Emerging Markets Equity Fund

ING Global Bond Fund to Voya Global Bond Fund

ING Global Equity Dividend Fund to Voya Global Equity Dividend Fund

ING Global Natural Resources Fund to Voya Global Natural Resources Fund

ING Global Opportunities Fund to Voya Global Opportunities Fund

ING Global Perspectives Fund to Voya Global Perspectives Fund

ING Global Real Estate Fund to Voya Global Real Estate Fund

ING International Core Fund to Voya International Core Fund

ING International Real Estate Fund to Voya International Real Estate Fund

ING International Small Cap Fund to Voya Multi-Manager International Small Cap Fund

ING International Value Equity Fund to Voya International Value Equity Fund

ING Multi-Manager International Equity Fund to Voya Multi-Manager International Equity Fund

ING Russia Fund to Voya Russia Fund

NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof.  The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes
ING Asia-Pacific Real Estate Fund	ING Asia-Pacific Real Estate Fund — Class A
ING Asia-Pacific Real Estate Fund — Class B
ING Asia-Pacific Real Estate Fund — Class C
ING Asia-Pacific Real Estate Fund — Class I

Voya Diversified Emerging Markets Debt Fund	Voya Diversified Emerging Markets Debt Fund — Class A
Voya Diversified Emerging Markets Debt Fund — Class C
Voya Diversified Emerging Markets Debt Fund — Class I
Voya Diversified Emerging Markets Debt Fund — Class W

Voya Diversified International Fund	Voya Diversified International Fund — Class A
Voya Diversified International Fund — Class B
Voya Diversified International Fund — Class C
Voya Diversified International Fund — Class I
Voya Diversified International Fund — Class O
Voya Diversified International Fund — Class R
Voya Diversified International Fund — Class W

Voya Emerging Markets Equity Dividend Fund	Voya Emerging Markets Equity Dividend Fund — Class A
Voya Emerging Markets Equity Dividend Fund — Class B
Voya Emerging Markets Equity Dividend Fund — Class C
Voya Emerging Markets Equity Dividend Fund — Class I
Voya Emerging Markets Equity Dividend Fund — Class O
Voya Emerging Markets Equity Dividend Fund — Class R
Voya Emerging Markets Equity Dividend Fund — Class W

ING European Real Estate Fund	ING European Real Estate Fund — Class A
ING European Real Estate Fund — Class B
ING European Real Estate Fund — Class C
ING European Real Estate Fund — Class I

Series	Classes
Voya Global Bond Fund	Voya Global Bond Fund — Class A
Voya Global Bond Fund — Class B
Voya Global Bond Fund — Class C
Voya Global Bond Fund — Class I
Voya Global Bond Fund — Class O
Voya Global Bond Fund — Class P
Voya Global Bond Fund — Class R
Voya Global Bond Fund — Class R6
Voya Global Bond Fund — Class W

Voya Global Equity Dividend Fund	Voya Global Equity Dividend Fund — Class A
Voya Global Equity Dividend Fund — Class B
Voya Global Equity Dividend Fund — Class C
Voya Global Equity Dividend Fund — Class I
Voya Global Equity Dividend Fund — Class O
Voya Global Equity Dividend Fund — Class R
Voya Global Equity Dividend Fund — Class W

Voya Global Natural Resources Fund	Voya Global Natural Resources Fund — Class A
Voya Global Natural Resources Fund — Class B
Voya Global Natural Resources Fund — Class C
Voya Global Natural Resources Fund — Class I
Voya Global Natural Resources Fund — Class R
Voya Global Natural Resources Fund — Class W

Voya Global Opportunities Fund	Voya Global Opportunities Fund — Class A
Voya Global Opportunities Fund — Class B
Voya Global Opportunities Fund — Class C
Voya Global Opportunities Fund — Class I
Voya Global Opportunities Fund — Class R
Voya Global Opportunities Fund — Class W

Voya Global Perspectives Fund	Voya Global Perspectives Fund — Class A
Voya Global Perspectives Fund — Class C
Voya Global Perspectives Fund — Class I
Voya Global Perspectives Fund — Class R
Voya Global Perspectives Fund — Class W

Voya Global Real Estate Fund	Voya Global Real Estate Fund — Class A
Voya Global Real Estate Fund — Class B
Voya Global Real Estate Fund — Class C
Voya Global Real Estate Fund — Class I
Voya Global Real Estate Fund — Class O
Voya Global Real Estate Fund — Class R
Voya Global Real Estate Fund — Class W

Series	Classes
ING Index Plus International Equity Fund	ING Index Plus International Equity Fund — Class A
ING Index Plus International Equity Fund — Class B
ING Index Plus International Equity Fund — Class C
ING Index Plus International Equity Fund — Class I
ING Index Plus International Equity Fund — Class O
ING Index Plus International Equity Fund — Class R
ING Index Plus International Equity Fund — Class W

ING International Capital Appreciation Fund	ING International Capital Appreciation Fund — Class A
ING International Capital Appreciation Fund — Class B
ING International Capital Appreciation Fund — Class C
ING International Capital Appreciation Fund — Class I
ING International Capital Appreciation Fund — Class R
ING International Capital Appreciation Fund — Class W

Voya International Core Fund	Voya International Core Fund — Class I
Voya International Core Fund — Class W

ING International Equity Dividend Fund	ING International Equity Dividend Fund — Class A
ING International Equity Dividend Fund — Class B
ING International Equity Dividend Fund — Class C
ING International Equity Dividend Fund — Class I
ING International Equity Dividend Fund — Class W

Voya International Real Estate Fund	Voya International Real Estate Fund — Class A
Voya International Real Estate Fund — Class B
Voya International Real Estate Fund — Class C
Voya International Real Estate Fund — Class I
Voya International Real Estate Fund — Class R
Voya International Real Estate Fund — Class W

Series	Classes
Voya International Value Equity Fund	Voya International Value Equity Fund — Class A
Voya International Value Equity Fund — Class B
Voya International Value Equity Fund — Class C
Voya International Value Equity Fund — Class I
Voya International Value Equity Fund — Class R
Voya International Value Equity Fund — Class W

Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager Emerging Markets Equity Fund — Class A
Voya Multi-Manager Emerging Markets Equity Fund — Class B
Voya Multi-Manager Emerging Markets Equity Fund — Class C
Voya Multi-Manager Emerging Markets Equity Fund — Class I
Voya Multi-Manager Emerging Markets Equity Fund — Class R
Voya Multi-Manager Emerging Markets Equity Fund — Class W

Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Equity Fund — Class A
Voya Multi-Manager International Equity Fund — Class B
Voya Multi-Manager International Equity Fund — Class C
Voya Multi-Manager International Equity Fund — Class I
Voya Multi-Manager International Equity Fund — Class O
Voya Multi-Manager International Equity Fund — Class R
Voya Multi-Manager International Equity Fund — Class W

Voya Multi-Manager International Small Cap Fund	Voya Multi-Manager International Small Cap Fund — Class A
Voya Multi-Manager International Small Cap Fund — Class B
Voya Multi-Manager International Small Cap Fund — Class C
Voya Multi-Manager International Small Cap Fund — Class I
Voya Multi-Manager International Small Cap Fund — Class O

Series	Classes
Voya Multi-Manager International Small Cap Fund — Class R
Voya Multi-Manager International Small Cap Fund — Class W

Voya Russia Fund	Voya Russia Fund — Class A
Voya Russia Fund — Class B
Voya Russia Fund — Class C
Voya Russia Fund — Class I
Voya Russia Fund — Class R
Voya Russia Fund — Class W”

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Colleen D. Baldwin	/s/ Russell H. Jones
Colleen D. Baldwin, as Trustee	Russell H. Jones, as Trustee

/s/ John V. Boyer	/s/ Patrick W. Kenny
John V. Boyer, as Trustee	Patrick W. Kenny, as Trustee

/s/ Patricia W. Chadwick	/s/ Shaun P. Mathews
Patricia W. Chadwick, as Trustee	Shaun P. Mathews, as Trustee

/s/ Dr. Albert E. DePrince, Jr.	/s/ Joseph E. Obermeyer
Dr. Albert E. DePrince, Jr., as Trustee	Joseph E. Obermeyer, as Trustee

/s/ Peter S. Drotch	/s/ Sheryl K. Pressler
Peter S. Drotch, as Trustee	Sheryl K. Pressler, as Trustee

/s/ J. Michael Earley	/s/ Roger B. Vincent
J. Michael Earley, as Trustee	Roger B. Vincent, as Trustee